                                                       1933 Act File No. 2-62797
                                                      1940 Act File No. 811-2871

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No.               [ ]

                       Post-Effective Amendment No. 29             [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                              Amendment No. 28                     [X]

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
               ---------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
               ---------------------------------------------------

                       Lawrence H. Kaplan, Vice President

                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

------     immediately on filing pursuant to paragraph (b)

------     on (date) pursuant to paragraph (b)

------     60 days after filing pursuant to paragraph (a) (1)

  X
------     on May 1, 1999 pursuant to paragraph (a) (1)

-----      75 days after filing pursuant to paragraph (a) (2)

-----      on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

---- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------

LORD
ABBETT    DEVELOPING GROWTH FUND


PROSPECTUS
June 1, 1999



[logo]



As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents



                  The Fund                                                     PAGE


What you should know          Goal/Approach                                      2
about the fund                Main Risks                                         2
                              Past Performance                                   3
                              Fees and Expenses                                  3

               Your Investment

Information for managing      Purchases                                          4
your fund account             Opening Your Account                               6
                              Redemptions                                        7
                              Distributions and Taxes                            7
                              Services For Fund Investors                        8
                              Sales Charges and Service Fees                     9
                              Management                                         9


             For More Information

How to learn more             Other Investment Techniques                        10
about the fund                Glossary of Shaded Terms                           11
                              Recent Performance                                 12

             Financial Information

                              Financial Highlights                               13
                              Compensation For Your Dealer                       15

How to learn more about the       Back Cover
fund and other Lord Abbett funds

                                                      THE FUND


GOAL/APPROACH
The fund seeks capital appreciation. It does this by investing primarily in      WE OR THE FUND refers to Lord Abbett
the common stocks of small companies with exciting prospects, strong             Developing Growth Fund, Inc. (the
management, and above-average, long-term growth potential. The fund uses a       "company") which operates under the
bottom-up stock selection process, which means that it focuses on the            supervision of its Board with the advice
investment fundamentals of companies, rather than reacting to market             of Lord, Abbett & Co.("Lord Abbett"),
events. Normally, the fund invests at least 65% of its total assets in           its investment manager.
securities of small companies.
                                                                                 ABOUT THE FUND. This fund is a
The fund tries to identify companies that are in the developing growth           professionally managed portfolio
phase. This is a period of swift development when growth occurs at a rate        primarily holding securities purchased
rarely equaled by established companies in their mature years. The fund          with the pooled money of investors. It
focuses on companies that it believes are strongly positioned in this            strives to reach its stated goal,
phase. Of course, because the actual growth of a company cannot be               although as with all mutual funds, it
foreseen, Lord Abbett may not always be correct in its judgments about           cannot guarantee results.
which phase a company is in.
                                                                                 GROWTH STOCKS are stocks which exhibit
While typically fully invested, we may take a temporary defensive position       faster-than-average gains in earnings
in cash and short-term debt securities. This could prevent the fund from         and are expected to continue profit
realizing its investment objective.                                              growth at a high level, but also tend to
                                                                                 be more volatile than bargain stocks.
MAIN RISKS
Although small-company stocks offer significant appreciation potential,          SMALL-COMPANY STOCKS are stocks of
they generally carry more risk than larger companies. Generally, small           smaller companies which often are new
companies rely on limited product lines and markets, financial resources,        and less established, with a tendency to
or other factors, and may lack management depth or experience. This may          be faster-growing but more volatile than
make them more susceptible to setbacks or economic downturns.                    large company stocks.

Small-company stocks tend to be more volatile in price, have fewer shares        You should read this entire prospectus,
outstanding and trade less frequently than other stocks. Therefore,              including "Other Investment Techniques,"
small-company stocks often are subject to wider price fluctuations. Many         which concisely describes the other
small-company stocks are traded over the counter and are not traded in the       investment strategies used by the fund
volume typical of stocks listed on a national securities exchange.               and their risks.


2 The Fund

                             Developing Growth Fund   Symbols: CLASS A-LAGWX
                                                               CLASS B-LADBX
                                                               CLASS C-LADCX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.
                                                                                         Past performance is not a prediction of
[PERFORMANCE GRAPH]                                                                      future results.

     "89" 14.1
     "90" -6.4                                                                           -----------------------------------------
     "91" 56.4                                                                           (i)  The dates of inception of each class
     "92" -3.1                                                                                are: A -10/10/73; B -8/1/96; and C
     "93" 12.6                                                                                -8/1/96.
     "94"  6.2
     "95" 45.7                                                                           (ii) Performance for the unmanaged
     "96" 22.2                                                                                Russell 2000'r' Index does not reflect
     "97" 30.8                                                                                transaction costs or management fees.
     "98"  8.3

Best Quarter: 29.96% Worst Quarter: -24.62%

================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Russell 2000'r' Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31,
1998.

CLASS                       1 YEAR  5 YEARS  10 YEARS INCEPTION(i) RUSSELL 2000(i)
A                           2.00%   20.32%    16.48%    12.53%           -
----------------------------------------------------------------------------------
B                           3.20%      -         -      19.84%         12.05%
----------------------------------------------------------------------------------
C                           7.57%      -         -      21.42%         12.05%
----------------------------------------------------------------------------------
Russell 2000'r'Index(ii)   -2.55%   11.87%    12.92%       -             -
----------------------------------------------------------------------------------

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and          MANAGEMENT FEES are payable to Lord
hold shares of the fund.                                                                 Abbett for the fund's investment
                                                                                         management.
====================================================================================
Fee table                                                                                12b-1 FEES refer to fees incurred for
====================================================================================     activities that are primarily intended
SHAREHOLDER FEES (Fees paid directly from                                                to result in the sale of fund shares and
your investment)                                   CLASS A CLASS B   CLASS C CLASS P     service fees for shareholder account
------------------------------------------------------------------------------------     service and maintenance.
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------     OTHER EXPENSES include fees paid for
(as a % of offering price)                          4.75%   none     none    none        miscellaneous items such as transfer
------------------------------------------------------------------------------------     agency, legal and share registration
Maximum Deferred Sales Charge (See "Purchases")      none   5.00%(3) 1.00%   none        fees.
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted                                        ----------------------------------------
from fund assets) (as a % of average net assets)(1)                                      (1) The annual operating expenses have
------------------------------------------------------------------------------------         been restated from fiscal year
Management Fees (See "Management")                  0.50%   0.50%    0.50%  0.50%            amounts to reflect current fees.
------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)            0.35%   1.00%    1.00%  0.45%        (2) Because 12b-1 distribution fees (up
------------------------------------------------------------------------------------         to: 0.10%- class A; 0.75%- classes B
Other Expenses (See "Management")                   0.00%   0.00%    0.00%  0.00%            and C; and 0.25%- class P) are paid
------------------------------------------------------------------------------------         out on an on-going basis, over time
Total Operating Expenses                            0.85%   1.50%    1.50%  0.95%            they will increase the cost of your
------------------------------------------------------------------------------------         investment and may cost you more
                                                                                             than paying other types of sales
====================================================================================         charges. Service fees under each
Expense example                                                                              class's 12b-1 Plan equal up to
====================================================================================         0.25%, except 0.20% for class P.

This example, like that in other funds' prospectuses, assumes a $10,000 initial          (3) Class B shares will convert to class
investment at maximum sales charge, if any, 5% total return each year and no                 A shares on the eighth anniversary
changes in expenses. You pay the following expenses over the course of each                  of your original purchase of class B
period shown if you sell your shares at the end of the period, although your                 shares.
actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

SHARE CLASS          1 YEAR          3 YEARS          5 YEARS         10 YEARS
Class A shares        $657             $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(3)     $552             $774            $918            $1,617
--------------------------------------------------------------------------------
Class C shares        $152             $474            $818            $1,793
--------------------------------------------------------------------------------
Class P shares        $000             $000            $000            $000
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $657             $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(3)     $152             $474            $818            $1,617
--------------------------------------------------------------------------------
Class C shares        $152             $474            $818            $1,793
--------------------------------------------------------------------------------
Class P shares        $000             $000            $000            $000

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

                                                                     The Fund 3

                                Your Investment

Purchases

     This prospectus offers four classes of shares, Class A, B, C and P. These        NAV per share for each class of
     classes of shares represent investments in the same portfolio of securities      fund shares is calculated each
     but are subject to different expenses. Our shares are continuously offered.      business day at the close of
     The offering price is based on the Net Asset Value ("NAV") per share next        regular trading on the New York
     determined after we receive your purchase order submitted in proper form. A      Stock Exchange ("NYSE"). Each fund
     front-end sales charge is added to the NAV, in the case of the class A           is open on those business days when
     shares. There is no front-end sales charge, although there is a CDSC in the      the NYSE is open. Purchases and
     case of the class B and C shares, as described below.                            sales of fund shares are executed
                                                                                      at the NAV next determined after
     You should read this section carefully to determine which class of shares        the fund receives your order. In
     represents the best investment option for your particular situation. It may      calculating NAV, securities for
     not be suitable for you to place a purchase order for class B shares of          which market quotations are
     $500,000 or more or a purchase order for class C shares of $1,000,000 or         available are valued at those
     more. You should discuss pricing options with your investment professional.      quotations. Securities for which
                                                                                      such quotations are not available
     For more information, see "Alternative Sales Arrangements" in the Statement      are valued at fair value under
     of Additional Information.                                                       procedures approved by the Board.

     We reserve the right to withdraw all or any part of the offering made by
     this prospectus or to reject any purchase order. We also reserve the right       Share classes
     to waive or change minimum investment requirements. All purchase orders are
     subject to our acceptance and are not binding until confirmed or accepted        CLASS A
     in writing.

================================================================================        normally offered with a front-end
Front-End Sales Charges - Class A Shares                                                sales charge
================================================================================
                                                                 TO COMPUTE           CLASS B
                        AS A % OF            AS A % OF          OFFERING PRICE
YOUR INVESTMENT      OFFERING PRICE       YOUR INVESTMENT       DIVIDE NAV BY           no front-end sales charge,
================================================================================        however, a contingent deferred
Less than $50,000        5.75%                 5.00%                .9425               sales charge is applied to shares
--------------------------------------------------------------------------------        sold prior to the sixth anniversary
$50,000 to $99,999       4.75%                 4.00%                .9525               of purchase
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.25%                .9625               higher annual expenses than class A
--------------------------------------------------------------------------------        shares
$250,000 to $499,999     2.75%                 2.25%                .9725
--------------------------------------------------------------------------------        automatically convert to class A
$500,000 to $999,999     2.00%                 1.75%                .9800               shares after eight years
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge       1.00%               1.0000             CLASS C
--------------------------------------------------------------------------------
                                                                                        no front-end sales charge
     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be
     purchased at a discount if you qualify under either of the following:              higher annual expenses than class A
                                                                                        shares
      RIGHTS OF ACCUMULATION -- A Purchaser can apply the value (at public
      offering price) of the shares you already own to a new purchase of class A        a contingent deferred sales charge
      shares of any Eligible Fund in order to reduce the sales charge.                  is applied to shares sold prior to
                                                                                        the first anniversary of purchase
      STATEMENT OF INTENTION -- A Purchaser of class A shares can purchase
      additional shares of any Eligible Fund over a 13-month period and receive        CLASS P
      the same sales charge as if all shares were purchased at once. Shares
      purchased through reinvestment of dividends or distributions are not              available to certain pension or
      included. A statement of intention can be backdated 90 days. Current              retirement plans and pursuant to a
      holdings under rights of accumulation can be included in a statement of           Mutual Fund Advisory Program
      intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.


4  Your Investment

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares         CDSC regardless of class, is not
     may be purchased without a front-end sales charge under any of the               charged on shares acquired through
     following circumstances:                                                         reinvestment of dividends or
                                                                                      capital gains distributions and is
       purchases of $1 million or more *                                              charged on the original purchase
                                                                                      cost or the current market value of
       purchases by Retirement Plans with at least 100 eligible employees*            the shares at the time they are
                                                                                      being sold, whichever is lower. In
       purchases under a Special Retirement Wrap Program*                             addition, repayment of loans under
                                                                                      Retirement Plans and 403(b) Plans
       purchases made with dividends and distributions on class A shares of           will constitute new sales for
       another Eligible Fund                                                          purposes of assessing the CDSC.

       purchases representing repayment under the loan feature of the Lord            To determine if a CDSC applies to a
       Abbett-sponsored prototype 403(b) Plan for class A shares                      redemption, the fund redeems shares
                                                                                      in the following order:
       purchases by employees of any consenting securities dealer having a sales
       agreement with Lord Abbett Distributor                                         1. shares acquired by reinvestment
                                                                                         of dividends and capital gains
       purchases under a Mutual Fund Advisory Program
                                                                                      2. shares held for six years or more
       purchases by trustees or custodians of any pension or profit sharing              (class B) or two years or more
       plan, or payroll deduction IRA for employees of any consenting securities         after the month of purchase
       dealer having a sales agreement with Lord Abbett Distributor                      (class A) or one year or more
                                                                                         (class C)
     See the Statement of Additional Information for a listing of other
     categories of purchasers who qualify for class A share purchases without a       3. shares held the longest before
     front-end sales charge.                                                             the sixth anniversary of their
                                                                                         purchase (class B) or before
   * These categories may be subject to a Contingent Deferred Sales Charge               the second anniversary after
     ("CDSC").                                                                           the month of purchase (class
                                                                                         A) or before the first
     CLASS A SHARE CDSC. If you buy class A shares under one of the starred (*)          anniversary of their purchase
     categories listed above and you redeem any of them within 24 months after           (class C)
     the month in which you initially purchased them, the fund normally will
     collect a CDSC of 1%.                                                            RETIREMENT PLANS include
                                                                                      employer-sponsored retirement plans
     The class A share CDSC generally will be waived for the following:               under the Internal Revenue Code,
                                                                                      excluding Individual Retirement
       benefit payments such as Retirement Plan loans, hardship withdrawals,          Accounts.
       death, disability, retirement, separation from service or any excess
       distribution under Retirement Plans (documentation may be required)            LORD ABBETT DISTRIBUTOR LLC ("Lord
                                                                                      Abbett Distributor") acts as agent
       redemptions continuing as investments in another fund participating in a       for the funds to work with
       Special Retirement Wrap Program                                                investment professionals that buy
                                                                                      and/or sell shares of the funds on
     CLASS B SHARE CDSC. The CDSC for class B shares normally applies if you          behalf of their clients. Generally,
     redeem your shares before the sixth anniversary of their initial purchase.       Lord Abbett Distributor does not
     The CDSC declines the longer you own your shares, according to the               sell fund shares directly to
     following schedule:                                                              investors.

================================================================================      BENEFIT PAYMENT DOCUMENTATION.
Contingent Deferred Sales Charges - Class B Shares                                    (class A only)
================================================================================
ANNIVERSARY(1) OF                          CONTINGENT DEFERRED SALES CHARGE             under $50,000 - no documentation
THE DAY ON WHICH THE                       ON REDEMPTION (AS % OF AMOUNT                necessary
PURCHASE ORDER WAS ACCEPTED                SUBJECT TO CHARGE)
On                          Before                                                      over $50,000 - reason for benefit
--------------------------------------------------------------------------------        payment must be received in
                            1st                         5.0%                            writing. Use the address indicated
--------------------------------------------------------------------------------        under "Opening Your Account."
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1) For class B and C shares, anniversary is the 365th day subsequent to a purchase or a prior anniversary, starting with the day of purchase.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


                                                              Your Investment  5

     The class B share CDSC generally will be waived under any one of the following circumstances:

       benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess
       contribution or distribution under Retirement Plans                             IMPORTANT INFORMATION. You may be
                                                                                       subject to a $50 penalty under the
       Eligible Mandatory Distributions under 403(b) Plans and individual              Internal Revenue Code if you do not
       retirement accounts                                                             provide a correct taxpayer
                                                                                       identification number (Social
       death of the shareholder (natural person)                                       Security Number for individuals) or
                                                                                       make certain required
       redemptions of shares in connection with Div-Move and Systematic                certifications. In addition, we may
       Withdrawal Plans (up to 12% per year)                                           be required to withhold from your
                                                                                       account and pay to the U.S.
     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below        Treasury 31% of any redemption
     for more information on CDSCs with respect to class B shares.                     proceeds and any dividend or
                                                                                       distribution from your account.
     CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

     CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory
     Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

       Regular account                                              $1,000

       Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                   $250

       Uniform Gift to Minor Account                                  $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below.
     You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     DEVELOPING GROWTH FUND
     P.O. Box 419100
     Kansas City, MO 64141

     PROPER FORM. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129.
     Payment must be credited in U.S. dollars to our custodian bank's account.

     BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


6  Your Investment

REDEMPTIONS

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at
     800-821-5129.                                                                     SMALL ACCOUNTS. Our Board may
                                                                                       authorize closing any account in
     BY MAIL. Submit a written redemption request indicating, the name(s) in           which there are fewer than 25
     which the account is registered, the fund's name, the class of shares, your       shares if it is in a fund's best
     account number, and the dollar value or number of shares you wish to sell.        interest to do so.

     Include all necessary signatures. If the signer has any Legal Capacity, the       ELIGIBLE GUARANTOR is any broker or
     signature and capacity must be guaranteed by an Eligible Guarantor. Certain       bank that is a member of the
     other legal documentation may be required. For more information regarding         Medallion Stamp Program. Most major
     proper documentation call 800-821-5129.                                           securities firms and banks are
                                                                                       members of this program. A NOTARY
     Normally a check will be mailed to the name and address in which the              PUBLIC IS NOT AN ELIGIBLE
     account is registered (or otherwise according to your instruction) within         GUARANTOR.
     three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC,"
     "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income,
     and distributes any net capital gains that it has realized. The fund              TAXES ON TRANSACTIONS. The chart at
     expects to pay income dividends to shareholders. If a capital gain                left also can provide a "rule of
     distribution is declared it will be paid annually. Your distributions will        thumb" guide for your potential
     be reinvested in your fund unless you instruct the fund to pay them to you        U.S. federal tax liability when
     in cash. There are no sales charges on reinvestments.                             selling or exchanging fund shares.
                                                                                       The second row, "Short-term capital
     The tax status of distributions are the same for all shareholders                 gains," applies to fund shares sold
     regardless of how long they have been in the fund and whether distributions       within 12 months of purchase. The
     are reinvested or paid in cash. In general, distributions are taxable as          third row, "Long-term capital
     follows:                                                                          gains," applies to shares held for
                                                                                       more than 12 months.
================================================================================
Federal Taxability Of Distributions                                                    Starting January 1, 2001, sales of
                                                                                       securities held for more than five
Type of              Tax rate for taxpayer        Tax rate for taxpayer subject        years will be taxed at special
distribution         subject to 15% bracket       to 28% bracket or above              lower rates.
--------------------------------------------------------------------------------
INCOME                                            Ordinary                             Any gains realized on a fund's
DIVIDENDS            15%                          income rate                          transactions in options and
--------------------------------------------------------------------------------       financial futures will be treated
SHORT-TERM                                        Ordinary                             as taxable long- or short-term
CAPITAL GAINS        15%                          income rate                          capital gains.
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS        10%                          20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund.
     Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


                                                              Your Investment  7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to
     certain restrictions. You can set up most of these services when filling          Lord Abbett offers a variety of
     out your application or by calling 800-821-5129.                                  Retirement Plans. Call 800-253-7299
                                                                                       for information about:
================================================================================
For investing                                                                            Traditional, Rollover, Roth and
                                                                                         Education IRAs
INVEST-A-MATIC     You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost       your fund account by means of automatic money transfers from          Simple IRAs, SEP-IRAs, 401(k) and
averaging)         your bank checking account. See the attached application for          403(b) accounts
                   instructions.
                                                                                         Defined Contribution Plans
DIV-MOVE           You can automatically reinvest the dividends and
                   distributions from your account into another account in any
                   Eligible Fund ($50 minimum).                                        TELEPHONE TRANSACTIONS. You have
                                                                                       this privilege unless you refuse it
For selling shares                                                                     in writing. For your security,
                                                                                       telephone transaction requests are
SYSTEMATIC         You can make regular withdrawals from most Lord Abbett              recorded. We will take measures to
WITHDRAWAL         funds. Automatic cash withdrawals can be paid to you from           verify the identity of the caller,
PLAN ("SWP")       your account in fixed or variable amounts. To establish a           such as asking for your name,
                   plan, the value of your shares must be at least $10,000,            account number, social security or
                   except for Retirement Plans for which there is no minimum.          taxpayer identification number and
                   Your shares must be in non-certificate form.                        other relevant information. The
                                                                                       fund will not be liable for
CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the          following instructions communicated
                   current net asset value of your account at the time of your         by telephone that it reasonably
                   SWP request. For class B share redemptions over 12% per year,       believes to be genuine.
                   the CDSC will apply to the entire redemption. Please contact
                   the fund for assistance in minimizing the CDSC in this              Transactions by telephone may be
                   situation.                                                          difficult to implement in times of
                                                                                       drastic economic or market change.
CLASS B AND        Redemption proceeds due to a SWP for class B and class C
C SHARES           shares will be redeemed in the order described under                Exchanges by telephone should not
                   "Purchases."                                                        be used to take advantage of
================================================================================       short-term swings in the market.
                                                                                       The fund reserves the right to
OTHER SERVICES                                                                         limit or terminate this privilege
                                                                                       for any shareholder making frequent
     TELEPHONE INVESTING. After we have received the attached application              exchanges or abusing the privilege
     (selecting "yes" under Section 7C and completing Section 7), you can              and may revoke the privilege for
     instruct us by phone to have money transferred from your bank account to          all shareholders upon 60 days'
     purchase shares of the fund for an existing account. The fund will purchase       written notice.
     the requested shares when it receives of the money from your bank.

     TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling
     800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes.
     Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


8  Your Investment

SALES CHARGES AND SERVICE FEES

     SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.
                                                                                       12b-1 FEES PAYABLE REGARDLESS OF
     Sales compensation originates from two sources: sales charges and 12b-1           EXPENSES. The amounts payable by a
     distribution fees that are paid out of each fund's assets. Service                fund need not be directly related
     compensation originates from 12b-1 service fees. The 12b-1 fee rates vary         to expenses. If Lord Abbett
     by share class, according to the Rule 12b-1 plan adopted by each fund. The        Distributor's actual expenses
     sales charges and 12b-1 fees paid by investors are shown in the                   exceed the fee payable to it, the
     class-by-class information under "Fees and Expenses" and "Purchases." The         fund will not have to pay more than
     portion of these expenses that is paid as sales and service compensation to       that fee. If Lord Abbett
     Authorized Institutions, such as your dealer, is shown in the chart at the        Distributor's expenses are less
     end of this prospectus. The portion of such sales and service compensation        than the fee it receives, Lord
     paid to Lord Abbett Distributor is discussed under "Sales Activities" and         Abbett Distributor will keep the
     "Service Activities." Sometimes we do not pay sales and service                   full amount of the fee.
     compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized
     Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class
     A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized
     Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized
     Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New
     York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended January 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together, to manage the fund's investments. Stephen McGruder, Partner of Lord Abbett, heads the team and is the senior portfolio manager. Important members of the team include Lesley-Jane Dixon, Rayna Lesser and Cinda Hughes. Mr.
     McGruder and Ms. Dixon have been with Lord Abbett since 1995, Ms. Lesser has been with Lord Abbett since 1996 and Ms. Hughes since 1998. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra
     Investment Advisory Group. Ms. Dixon was an equity analyst with Wafra
     Investment Advisory Group before joining Lord Abbett. Ms. Lesser joined
     Lord Abbett directly from Barnard College. Ms. Hughes was an
     Analyst/Director of Equity Research at Phoenix Investment Counsel and an
     Associate Strategist at Paine Webber, Inc./Kidder, Peabody & Co. before joining Lord Abbett.


                                                              Your Investment  9

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as financial futures and options on financial futures. The fund may use these transactions to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     BORROWING. The fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

     DIVERSIFICATION. The fund is a diversified fund. This means that as to 3/4's of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

     FOREIGN SECURITIES. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities may trade on days when an underlying fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

     ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

     PORTFOLIO SECURITIES LENDING. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result of a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 30% of its total assets.

     REPURCHASE AGREEMENTS. The fund may enter into Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.


10  For More Information

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to             GUARANTEED SIGNATURE. An acceptable
     receive service and/or distribution fees under a Rule 12b-1 plan are              form of guarantee would be as
     "authorized institutions." Lord Abbett Distributor is an Authorized               follows:
     Institution.
                                                                                         In the case of the estate -
     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except
     for certain tax-free, single-state funds where the exchanging shareholder           Robert A. Doe
     is a resident of a state in which such a fund is not offered for sale; Lord         Executor of the Estate of
     Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government            John W. Doe
     Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which
     are attributable to any shares exchanged from the Lord Abbett family of             [Date]
     funds). An Eligible Fund also is any Authorized Institution's affiliated
     money market fund satisfying Lord Abbett Distributor as to certain omnibus          SIGNATURE GUARANTEED
     account and other criteria.                                                         MEDALLION GUARANTEED
                                                                                          NAME OF GUARANTOR
     ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an           David R. Levy
     individual's total IRA or 403(b) investment, the CDSC will be waived only         -----------------------
     for that part of a mandatory distribution which bears the same relation to           AUTHORIZED SIGNATURE
     the entire mandatory distribution as the B share investment bears to the          (960)          X9003470
     total investment.                                                                 Securities Transfer Agents
                                                                                       Medallion Program 'TM'
     LEGAL CAPACITY. With respect to a redemption request, if (for example) the                              SR
     request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the
     estate of the deceased shareholder because he is the executor of the                In the case of the corporation -
     estate, then the request must be executed as follows: Robert A. Doe,                ABC Corporation
     Executor of the Estate of John W. Doe. That signature using that capacity
     must be guaranteed by an Eligible Guarantor.                                        Mary B. Doe
                                                                                         By Mary B. Doe, President
     Similarly, if (for example) the redemption request is on behalf of the ABC
     Corporation by a person (Mary B. Doe) that has the legal capacity to act on       [Date]
     behalf of this corporation, because she is the President of the
     corporation, then the request must be executed as follows: ABC Corporation          SIGNATURE GUARANTEED
     by Mary B. Doe, President. That signature using that capacity must be               MEDALLION GUARANTEED
     guaranteed by an Eligible Guarantor. (See examples in right column)                  NAME OF GUARANTOR
                                                                                          David R. Levy
     MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers,            -----------------------
     dealers, registered investment advisers or other financial institutions who          AUTHORIZED SIGNATURE
     either (a) have an arrangement with Lord Abbett Distributor in accordance         (960)          X9003470
     with certain standards approved by Lord Abbett Distributor, providing             Securities Transfer Agents
     specifically for the use of our shares (and sometimes providing for               Medallion Program 'TM'
     acceptance of orders for such shares on our behalf) in particular                                       SR
     investment products made available for a fee to clients of such brokers, dealers, registered in vest ment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee


                                                        For More Information  11

     for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue
     Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program.
     Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting
     or advisory nature that is economically equivalent to the distribution fee       YEAR 2000 ISSUES. The fund could be
     under the class A 12b-1 Plan and the fact that the program relates to            adversely affected if the computers
     participant-directed Retirement Plans.                                           used by the fund and their service
                                                                                      providers do not properly process
                                                                                      and calculate date-related
RECENT PERFORMANCE                                                                    information from and after January
                                                                                      1, 2000.
     [Insert to follow]
                                                                                      While year 2000-related computer
                                                                                      problems could have a negative
                                                                                      effect on the fund, Lord Abbett is
                                                                                      working to avoid such problems and
                                                                                      has assurances from each fund's
                                                                                      service providers that they are
                                                                                      taking similar steps. However,
                                                                                      because the problem is
                                                                                      unprecedented and efforts to
                                                                                      identify and fix it are on-going,
                                                                                      we don't know whether these efforts
                                                                                      will be successful. Accordingly,
                                                                                      the fund may be adversely affected.


12  For More Information

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended January 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

===============================================================================================================
                                                                          CLASS A SHARES
                                                   ------------------------------------------------------------
                                                                     Year Ended January 31,

Per Share Operating Performance:                    1999         1998         1997         1996        1995
NET ASSET VALUE, BEGINNING OF YEAR                 $0.00        $12.80       $11.49       $9.58       $10.65
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                .00          (.10)(a)     (.03)       (.02)        (.04)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
---------------------------------------------------------------------------------------------------------------
 gain (loss) on investments                          .00          3.16         3.12        4.80         (.22)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                     .00          3.06         3.09        4.78         (.26)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain                    .00         (1.59)       (1.78)      (2.87)        (.81)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $0.00        $14.27       $12.80      $11.49        $9.58
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                     0.00%        24.38%       28.35%      50.22%       (2.74)%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expense                                            0.00%         1.06%        1.10%       1.03%        1.31%
---------------------------------------------------------------------------------------------------------------
 Net investment income                              0.00%        (0.72)%      (0.67)%     (0.52)%      (0.38)%
===============================================================================================================
                                              CLASS B SHARES           CLASS C SHARES            CLASS P SHARES
                                          ----------------------    ---------------------    ----------------------
                                          Year Ended January 31,    Year Ended January 31,   Year Ended January 31,
Per Share Operating Performance:          1999    1998    1997(c)    1999    1998   1997(c)           1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD     $0.00  $12.75   $12.14     $0.00   $12.75   $12.14            $14.38
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)              .00    (.20)(a) (.05)      .00     (.19)(a) (.05)             (.01)(a)
----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------
  gain on securities                       .00    3.14     2.28       .00     3.14     2.28              (.11)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations           .00    2.94     2.23       .00     2.95     2.23              (.12)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      .00   (1.57)   (1.62)      .00    (1.57)   (1.62)               --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $0.00  $14.12   $12.75     $0.00   $14.13   $12.75            $14.26
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                           0.00%  23.48%   19.43%(c)  0.00%   23.55%   19.43%(c)         (0.80)%(c)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------
 Expenses                                 0.00%   1.76%    0.93%(c)  0.00%    1.71%    0.93%(c)          0.08%(c)
------------------------------------------------------------------------------------------------------------------
 Net investment Income                    0.00%  (1.39)%  (0.73)%(c) 0.00%   (1.34)%  (0.73)%(c)        (0.05)%(c)
------------------------------------------------------------------------------------------------------------------

==================================================================================================================
                                                                      Year Ended January 31,
                                                 -----------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                  1998         1997         1996         1995         1994
NET ASSETS, END OF PERIOD (000)                  $553,086     $330,358     $197,602     $127,579      $143,693
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            33.60%       42.35%       50.12%       17.57%        16.29%
------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations for class shares: B - August 1, 1996 and C - August 1, 1996.
    See Notes to Financial Statements.
                                                       Financial Information  13

Line Graph Comparison

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Russell 2000'r' Index, assuming reinvestment of all dividends and distributions.

-------------------------------------------------------------             -----------------------------------------
                     [LINE GRAPH]                                         (1) Reflects the deduction of the maximum
                                                                              initial sales charge of 5.75%.
DG Chart                                                                  (2) Performance numbers for the unmanaged
0  10000  9423  12514                                                         Russell 2000'r' Index does not reflect
0  9962   9388  12710                                                         transaction costs or management fees.
0  11422  10764 12229                                                     (3) This shows total return which is the
0  16165  15233 17705                                                         charge in value, after deduction of the
0  15793  14882 20049                                                         maximum initial sales charge of 5.75%
0  18383  17324 23776                                                         applicable to class A shares, with all
0  17879  16849 22347                                                         dividends and distributions reinvested
0  26859  25309 29040                                                         for the periods shown ending January 31,
0  34472  32484 34543                                                         1999 using the SEC-required uniform
0  42880  40406 40785                                                         method to compute such return.
0  48984  46160 40920                                                     (4) The class B shares commenced operations
                                                                              on August 1, 1996. Performance numbers
                                                                              reflect the deduction of a 5% CDSC.
           Fiscal Year-end 1/31                                           (5) The class C shares commenced operations
                                                                              on August 1, 1996. Performance numbers
The fund (class A shares) at net asset value                                  reflect the deduction of a 1% CDSC.
The fund (class A shares) maximum offering price(1)
Russell 2000'r' Index(2)


================================================================================
     Average Annual Total Return at Maximum Sales Charge
           for the Periods Ending January 31, 1999
                       1 YEAR           5 YEARS        10 YEARS OR (LIFE)
--------------------------------------------------------------------------------
Class A(3)              7.60%           20.22%               12.69%
--------------------------------------------------------------------------------
Class B(4)              8.84%              -                 21.33%
--------------------------------------------------------------------------------
Class C(5)             13.43%              -                 22.88%
--------------------------------------------------------------------------------


14 Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================

                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------


(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) Class C shares of the fund may be purchased under a Mutual Fund Advisory Program, in which case, an alternative method of payment may be made quarterly on average net assets, on a pro-rata basis, during the first year subsequent to the purchase of shares, excluding dividend and distribution reinvestments. After the first year, payments with respect to C shares under a Mutual Fund Advisory Program follow the chart above as set forth under "Annual Compensation After First Year."

(5) With respect to class B, C and P shares, 0.25% and 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.




                                                        Financial Information 15

                      THIS PAGE INTENTIONALLY LEFT BLANK


    More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT                                                    To obtain information:

     Describes the fund, lists portfolio holdings and contains a             BY TELEPHONE.  Call the fund at:
     letter from the fund's manager discussing recent market                 800-426-1130
     conditions and the fund's investment strategies.
                                                                             BY MAIL.  Write to the fund at:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")                                  The Lord Abbett Family of Funds
                                                                             767 Fifth Avenue
     Provides more details about the fund and its policies.                  New York, NY 10153-0203
     A current SAI is on file with the Securities and Exchange
     Commission ("SEC") and is incorporated by reference                     VIA THE INTERNET.
     (is legally considered part of this prospectus).                        LORD, ABBETT & CO.
                                                                             http://www.lordabbett.com

                                                                             Text only versions of fund
                                                                             documents can be viewed
                                                                             online or downloaded from:
                                                                             SEC
                                                                             http://www.sec.gov

                                                                             You can also obtain copies by
                                                                             visiting the SEC's Public Reference
                                                                             Room in Washington, DC (phone
                                                                             800-SEC-0330) or by sending
                                                                             your request and a duplicating
                                                                             fee to the SEC's Public Reference
                                                                             Section, Washington, DC
                                                                             20549-6009.

                                                                             LADG-1-699
     Developing Growth Fund                                                  (6/99)

     The General Motors Building
     767 Fifth Avenue
     New York, NY 10153-0203

     ............................

     SEC file number: 811-2871


LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                 JUNE 1, 1999

                                   LORD ABBETT

                          DEVELOPING GROWTH FUND, INC.

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 1, 1999.

Lord Abbett Developing Growth Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law on August 21, 1978 and its predecessor corporation was organized on July 11, 1973. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares. This Statement of Additional Information offers four of those classes (A, B, C and P), $0.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                                                 Page

1.       Investment Objective and Policies                                    2
2.       Directors and Officers                                               5
3.       Investment Advisory and Other Services                               7
4.       Portfolio Transactions                                               8
5.       Purchases, Redemptions and Shareholder Services                      9
6.       Past Performance                                                    18
7.       Taxes                                                               18
8.       Information About the Fund                                          20
9.       Financial Statements                                                20

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions

The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes,
(iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

A repurchase agreement is the purchase and simultaneous commitment to resell a security at a specified time and price. The underlying security is collateral under the agreement. As a matter of operating policy, we will not invest more than 10% of the value of our assets in repurchase agreements maturing in more than seven days.

We did not invest in repurchase agreements or lend portfolio securities during our last fiscal year and have no present intent to do so.

PORTFOLIO TURNOVER RATE. For the fiscal year ended January 31, 1999, our
portfolio turnover rate was    % versus 33.60% for the prior fiscal year.

STOCK INDEX FUTURES CONTRACTS. The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc.(1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE) Age 61

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                 For the Fiscal Year Ended January  31, 1999

     (1)                      (2)                  (3)                     (4)

                                                                      For Year Ended
                                               Equity-Based           December 31, 1998
                                               Benefits Accrued       Total Compensation
                           Aggregate           by the Fund and        Accrued by the Fund and
                           Compensation        Other Lord             ther Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)         Funds(2)               Funds(3)
----------------           ------------        ----------------       -----------------------
E. Thayer Bigelow          $                   $                      $56,000
William H. T. Bush*        $                   $                      none
Robert B. Calhoun, Jr.**   $                   $                      none
Stewart S. Dixon           $                   $                      $55,000
John C. Jansing            $                   $ (4)                  $55,000
C. Alan MacDonald          $                   $                      $57,400

Hansel B. Millican, Jr.      $                   $                      $55,000
Thomas J. Neff               $                   $                      $56,000

 *Elected August 13, 1998
**Elected June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of January 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $67,603 and Mr. Neff, $68,005.
   If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1998, each would own, the following: Mr. Bigelow, 260 shares; Mr. Dixon, 3,125 shares; Mr. Jansing, 22,764 shares; Mr. MacDonald, 1,550 shares; Mr. Millican, 4,737 shares; and Mr. Neff, 8,420 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris and Walsh are partners of Lord Abbett; the others are employees:

EXECUTIVE VICE PRESIDENTS:
Stephen J. McGruder, age 55

VICE PRESIDENTS: Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert G. Morris, age 54

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

John J. Walsh, age 63

TREASURER:
Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of       , 1999, our officers and directors, as a group, owned less than 1%
of our outstanding shares. As of     , 1999, there were no record holders of
5% or more of the Fund's outstanding shares.


                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris and John J. Walsh. The other general partners are:
Stephen Allen, Zane Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Stephen J. McGruder, Robert J. Noelke, R. Mark Pennington and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among Class A, B, C and P shares based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1999, 1998, and
1997, the management fees paid to Lord Abbett amounted to $       , $2,325,894,
and $1,579,214, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended January 31, 1999, 1998, and 1997, we paid total
commissions to independent dealers of $       , $1,930,696, and $1,696,590,
respectively.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our Class A shares on January 31, 1999 was computed as follows:

 Net asset value per share (net assets divided by
 shares outstanding)......................................................$14.27

 Maximum offering price per share (net asset value
 divided by .9425).........................................................$15.14

The net asset value per share for the Class B, C and P shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B, C and P shares are sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                        Year Ended January 31
                                               ----------------------------------------
                                               1999              1998              1997
                                               ----              ----              ----
Gross sales charge                                            $3,195,724        $2,604,448
Amount allowed to dealers                                     $   68,167        $2,285,132
                                                              ----------        ----------
Net commissions
   received by Lord Abbett                                    $    7,557        $  319,316
                                                              ==========        ==========

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Fund offers investors five different classes of shares. This Statement of Additional Information offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the

Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described below.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and IF YOU REDEEM YOUR SHARES YOU PAY NO CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described below. Class P shares are available to a limited number of investors.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class

A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

CLASS A, B, C AND P RULE 12b-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund Classes: the "A Plan," the "B Plan," the"C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares of each Class, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year ended January 31, 1999, the Fund accrued or paid through Lord Abbett to authorized
institutions $      , $      , $      , and $      under the A, B, C and P
Plans, respectively. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and (b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted          on Redemptions (As % of Amount Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%

On or after the 6th anniversary........................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of an individual shareholder (a natural person). In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention as described in the Prospectus, you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees and (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions of over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, there is no CDSC. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of return for the last one, five and ten year(s) ending on
January 31, 1999 were as follows:    %,    % and    %, respectively for the
Fund's Class A shares. For Class B shares, the Fund's average annual rates of return for the last one year and life of the class periods ending on January 31,
1999 were    % and    %, respectively. For Class C shares, the Fund's average
annual rates of return for the last one year and life of the class periods
ending on January 31, 1999 were    % and    %, respectively. For Class P shares,
the Fund's total return for the life of the class period ended January 31, 1999
was    %.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the redemption, repurchase or sale of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

As described in the Prospectus under "Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund should qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund share.


                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.


                                       9.
                              Financial Statements

The financial statements for the fiscal year ended January 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C                     OTHER INFORMATION

This Post-Effective Amendment No. 29 (the "Amendment") to the Registrant's Registration Statement relates only to the Developing Growth Fund's Class A, B, C and P.

The other classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                 POST-EFFECTIVE
                                  AMENDMENT NO.

Class Y                                28


Item 23           Exhibits
                  (a) Articles of Incorporation. Incorporated by reference. Restated Articles of Incorporation.
                              Incorporated by reference to Post-effective
                              Amendment No. 17 to the Registration Statement on
                              Form N-1A filed on April 30, 1998.

                  (b)         By-Laws. Incorporated by reference to
                              Post-Effective Amendment No. 28 to the
                              Registration Statement on Form N-1A filed on March
                              1, 1999.

                  (c) Instruments Defining Rights of Security Holders incorporated by reference.

                  (d) Investment Advisory Contracts incorporated by reference.

                  (e)         Underwriting Contracts incorporated by reference.

                  (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.

                  (g)         Custodian Agreements incorporated by reference.

                  (h) Other Material Contracts incorporated by reference.

                  (i)         Legal Opinion incorporated by reference.

                  (j)         Other Opinion.

                  (k) Omitted Financial Statements incorporated by reference.

                  (l) Initial Capital Agreements incorporated by reference.

                  (m)         Rule 12b-1 Plan incorporated by reference to Post
                              Effective Amendment No. 12 filed on August 29,
                              1996.

                  (n) Financial Data Schedule. Incorporated by reference.

                  (o)         Rule 18f-3 Plan. Incorporated by reference to Post
                              Effective Amendment No. 40 to the Registration
                              Statement on Form N-1A filed on May 14, 1996.


Item 24           Persons Controlled by or Under Common Control with the Fund

                  None.


Item 25           Indemnification

                  All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's
                  Declaration of Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
                  Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting
                  Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26           Business and Other Connections of Investment Adviser

                  Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett
                  & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.


Item 27           Principal Underwriters

         (a)      Lord Abbett Bond-Debenture Fund, Inc.
                  Mid-Cap Value Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Securities Trust

                  Investment Advisor
                  ------------------
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal                 Positions and Offices
                  Business Address(1)                with Registrant
                  -------------------                ---------------------
                  Robert S. Dow                      Chairman and President
                  Paul A. Hilstad                    Vice President & Secretary
                  Stephen J. McGruder                Executive Vice President
                  Daniel E. Carper                   Vice President
                  Robert G. Morris                   Vice President
                  John J. Walsh                      Vice President

                  The other general partners of Lord Abbett & Co. who are neither officers nor directors of the


                  Registrant are Stephen I. Allen, Zane E. Brown, John E. Erard,
                  Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas
                  Hudson, Jr., Stephen I. McGruder, Michael B. McLaughlin,
                  Robert J. Noelke, R. Mark Pennington, and Christopher J.
                  Towle.

                  Each of the above has a principal business address:
                  767 Fifth Avenue, New York, NY 10153

         (c)      Not applicable


Item 28           Location of Accounts and Records

                  Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                  Lord, Abbett & Co. maintains the records required by Rules 31a
                  - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder
                  Servicing Agent within the requirements of Rule 31a-3.


Item 29           Management Services

                  None


Item 30           Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of March, 1999.

                                                 BY:  /s/ Lawrence H. Kaplan
                                                    ----------------------------
                                                         Lawrence H. Kaplan
                                                         Vice President


                     LORD ABBETT DEVELOPING GROWTH FUND, INC.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                    Title                        Date
       ----------                    -----                        ----
                              Chairman, President
/s/ Robert S. Dow             and Director/Trustee           March 26, 1999
------------------------    ------------------------    ------------------------
Robert S. Dow

/s/ Robert D. Dow               Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
E. Thayer Bigelow

/s/ William H. T. Bush          Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.      Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon            Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
Stewart S. Dixon

/s/ John C. Jansing             Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
John C. Jansing

/s/ C. Alan MacDonald           Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr.     Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff              Director/Trustee             March 26, 1999
------------------------    ------------------------    ------------------------
Thomas J. Neff

BY:  /s/ Lawrence H. Kaplan
   -----------------------------
     Lawrence H. Kaplan
     Attorney - in - Fact



                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as ..............................   'TM'
The registered trademark symbol shall be expressed as ...................    'r'